                    OPPENHEIMER CAPITAL PRESERVATION FUND
                  Supplement dated December 30, 2004 to the
                      Prospectus dated December 23, 2003

This supplement amends the Prospectus of Oppenheimer Capital Preservation
Fund (the "Fund") dated December 23, 2003, and is in addition to the supplements dated July 6, 2004, September 30, 2004 and October 11, 2004.

In anticipation of the proposed reorganization of the Fund into Oppenheimer
Cash Reserves, the Fund has redeemed its investments in the other Oppenheimer funds and is currently holding all of its assets in money market or other liquid securities. Effective December 30, 2004, the following changes will be made to the Fund's Prospectus:

1.  The row titled "Redemption Fee" referenced in the "SHAREHOLDER FEES"
table, on page 10, is deleted.

2.  The following paragraph should be inserted after the last paragraph of the text located immediately after the "COMBINED ANNUAL FUND OPERATING
EXPENSES" table, beginning on page 10.

        Effective   December   30,  2004,   the  Manager  has   voluntarily
      undertaken  to  waive a  portion  of its  management  fee so that the management  fees for the Fund  would not  exceed  an  annual  rate of
      0.500% of the first $250  million of net  assets;  0.475% of the next
      $250  million of net assets;  0.450% of the next $250  million of net assets;  0.425% of the next $250  million of net  assets;  and 0.400%
      of net  assets in  excess  of $1  billion.  That  undertaking  may be amended or withdrawn at any time.

3.  The following paragraph should be inserted after the last paragraph of the section titled "HOW THE FUND IS MANAGED-Advisory Fees" on page 18.

      Effective  December 30, 2004, the Manager has voluntarily  undertaken to waive a  portion  of its  management  fee so that  the  management fees for the Fund  would not  exceed an annual  rate of 0.500% of the first $250  million of net  assets;  0.475% of the next $250  million of net  assets;  0.450%  of the  next  $250  million  of net  assets;
      0.425% of the next $250  million  of net  assets;  and  0.400% of net assets in excess of $1 billion.  That  undertaking  may be amended or withdrawn at any time.

4. The section titled "WHEN ARE REDEMPTION FEES  APPLIED?",  on page 32, is deleted in its entirety.

December 30, 2004                             PS0755.021